PRESS RELEASE

SMART PEOPLE
SUPERB TECHNOLOGY

ssctech.com

Exhibit 99.1

SS&C Announces $500 Million Common Stock Repurchase Program

WINDSOR, CT, August 8, 2019 – SS&C Technologies Holdings, Inc. (Nasdaq: SSNC) today announced that as part of the Company's long-term strategy to maximize stockholder value, its Board of Directors authorized the repurchase of up to $500 million of the Company's common stock from time to time in one or more transactions on the open market or in privately negotiated purchases.

The timing and amount of any shares repurchased will be determined by the Company's management based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The repurchase program may be suspended or discontinued at any time. Any repurchased shares will be available for use in connection with SS&C's stock plans and for other corporate purposes.

"This repurchase program demonstrates the Board’s confidence in our current and future prospects. We will opportunistically repurchase our stock, while maintaining ample liquidity to have the flexibility to support our growth," said Bill Stone, Chairman and Chief Executive Officer, SS&C Technologies.

Forward-Looking Statements

Certain information contained in this press release constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance, underlying assumptions, and other statements that are other than statements of historical facts.  Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “estimates”, “projects”, “forecasts”, “may”, “assume”, “intend”, “will”, “continue”, “opportunity”, “predict”, “potential”, “future”, “guarantee”, “likely”, “target”, “indicate”, “would”, “could” and “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words.  Such statements reflect management’s best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated.  The statements in this press release that could be deemed forward-looking statements include, but are not limited to, the Company’s intention to repurchase shares of its common stock.  Such risks and uncertainties include, but are not limited to, the state of the economy and the financial services industry and other industries in which the Company’s clients operate, the Company’s ability to realize anticipated benefits from its acquisitions, the effect of customer consolidation on demand for the Company’s products and services, the increasing focus of the Company’s business on the hedge fund industry, the variability of revenue as a result of activity in the securities markets, the ability to retain and attract clients, fluctuations in customer demand for the Company’s products and services, the intensity of competition with respect to the Company’s products and services, the exposure to litigation and other claims, terrorist activities and other catastrophic events, disruptions, attacks or failures affecting the Company’s software-enabled services, risks associated with the Company’s foreign operations, privacy concerns relating to the collection and storage of personal information, evolving regulations and increased scrutiny from regulators, the Company’s ability to protect intellectual property assets and litigation regarding intellectual property rights, delays in product development, investment decisions concerning cash balances, regulatory and tax risks, risks associated with the Company’s joint ventures, changes in accounting standards, risks related to the Company’s substantial indebtedness, the market price of the Company’s stock prevailing from time to time and the risks discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which are on file with the Securities and Exchange Commission and can also be accessed on our website.  Forward-looking statements speak only as of the date on which they are made and, except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements.

About SS&C Technologies

SS&C is a global provider of investment and financial services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest institutions to local firms, manage and account for their investments using SS&C's products and services.

SOURCE: SS&C

Additional information about

SS&C (Nasdaq: SSNC) is available at www.ssctech.com.

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For more information

Patrick Pedonti | Chief

Financial Officer, SS&C

Technologies

Tel: +1-860-298-4738

Justine Stone | Investor

Relations, SS&C Technologies

Tel: +1- 212-367-4705 | E-mail:

InvestorRelations@sscinc.com

Media Contacts

Sean Welch

PAN Communications

Tel: (407) 734-7330
E-mail: ssc@pancomm.com

SMART PEOPLE
SUPERB TECHNOLOGY

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